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                            Prudential Mutual Funds
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                      Prudential Europe Growth Fund, Inc.

                       SUPPLEMENT DATED APRIL 10, 2000 to
                         PROSPECTUS DATED JULY 13, 1999

   The following replaces the information contained in the Prospectus on page 15 under 'How the Fund is Managed--Portfolio Managers':

The Fund is managed by William E. Higgins.

   Bill Higgins is a Vice President of Prudential Investments and has been a member of Prudential Investments' global equity investment team since 1991. He has participated in the management of the Fund since its inception and served as a co-manager of the Fund from October 1997 until April 2000. Bill earned a B.A. from Georgetown University, a Ph.D. from Harvard University and an M.B.A. from New York University.
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